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                                                                   Exhibit 10.41

           FIRST AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

          THIS FIRST AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 17, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of September 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among General Electric Capital Corporation, as Agent and Lender ("AGENT"), Inverness Medical Innovations, Inc. ("INNOVATIONS"), Wampole Laboratories, Inc. and Inverness Medical (UK) Holdings Limited, as borrowers ("BORROWERS"), the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, UBS Securities LLC, as co-syndication agent, and the lenders signatory thereto from time to time (collectively, the "LENDERS").

                               W I T N E S S E T H

          WHEREAS, Borrowers have notified Agent that (i) Inverness Medical Switzerland Ltd Liab. Co ("SWISSCO") plans to acquire one hundred percent (100%) of the issued and outstanding equity interest of Scandinavian Micro Biodevices A/S, a Danish corporation ("SMB"), pursuant to and in accordance with the terms and conditions set forth in that certain Sale and Purchase Agreement, dated as of October 17, 2003, (in effect on the date hereof and with subsequent amendments as approved by Agent in writing, the "PURCHASE AGREEMENT"), by and among Swissco and NKT Holdings A/S ("NKT") and (ii) immediately after the consummation of such purchase SMB will be reorganized as an ApS (collectively, the "SMB PURCHASE");

          WHEREAS, Borrowers have notified Agent that Borrowers and Inverness Medical Canada, Inc. ("IMC") desire that IMC become a Credit Party to the Credit Agreement and to cease being an Excluded Subsidiary, (the "IMC TRANSACTION" and together with the SMB Purchase, the "PROPOSED TRANSACTIONS");

          WHEREAS, Borrowers have requested that Agent and Requisite Lenders consent to the Proposed Transactions on the terms and conditions set forth herein; and

          WHEREAS, Agent and Requisite Lenders have agreed to amend the Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          2. CONSENT TO SMB PURCHASE. As of the Effective Date, Agent and Requisite Lenders hereby agree that the consummation of the SMB Purchase on the terms and conditions

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set forth in the Purchase Agreement shall not create a breach under SECTIONS 6.1 or 6.5 of the Credit Agreement, PROVIDED that:

               (a) Agent shall have received evidence satisfactory to Agent that each of the conditions precedent to a Permitted Acquisition set forth in
Section 6.1(i) - (xi) of the Credit Agreement (other than the conditions set forth in Section 6.1(v), (vi) and (viii) which are hereby waived, PROVIDED that
(i) the Credit Parties do not expend any cash in connection with the SMB Purchase other than for costs and expenses and cash payments to NKT in accordance with the Purchase Agreement, which do not exceed Euro 2,900,000 in the aggregate and (ii) all Indebtedness, Guaranteed Indebtedness, contingent obligations and other liabilities (other than ordinary course trade payables) of SMB incurred, assumed or otherwise reflected on the consolidated balance sheet of Borrowers and SMB after giving effect to such SMB Purchase are paid, and all Liens (other than Permitted Encumbrances) on the assets and Stock of SMB are terminated, concurrently with the consummation of the SMB Purchase) have been satisfied in connection with the SMB Purchase, (iii) SMB shall, at the request of Agent, grant a first priority perfected security interest (subject to Permitted Encumbrances) in all of its assets to secure the Obligations of the European Credit Parties and execute all documents and take all actions (including obtaining landlord waivers in form and substance reasonably satisfactory to Agent) requested by Agent in connection therewith and (iv) within 45 days after the end of any fiscal quarter in which the value of SMB's fixed assets (as reflected in the financial statements delivered in accordance with Annex E of the Credit Agreement) exceed $2,000,000 in the aggregate and promptly upon the acquisition or development of any new intellectual property which is owned by SMB, SMB shall give Agent written notice thereof; the Agent acknowledging that as of the Effective Date, the Credit Parties have satisfied the conditions set forth in Section 6.1(i) and (ix)(1) and (2) of the Credit Agreement;

               (b) Agent shall have received (i) a Guaranty and Joinder Agreement, in each case, in form and substance satisfactory to Agent (the "GUARANTY" and the "JOINDER AGREEMENT" respectively), pursuant to which SMB agrees to guarantee the Obligations of the European Credit Parties under the Loan Documents and become a party to the Loan Documents; and (ii) a Pledge Agreement (the "PLEDGE AGREEMENT"), in form and substance satisfactory to Agent, pursuant to which Swissco pledges one hundred percent (100%) of the issued and outstanding equity interest of SMB (the "SMB STOCK") to Agent, in each case duly executed and delivered by an authorized officer of SMB and/or Swissco, as applicable;

               (c) Agent shall have received an original certificate representing the SMB Stock pledged by Swissco pursuant to the terms of the Pledge Agreement;

               (d) Within thirty (30) days after the consummation of the SMB Purchase, Agent shall have received tri-party blocked account agreements, in form and substance reasonably satisfactory to Agent, duly executed and delivered by SMB and each bank where SMB has established a deposit or disbursement account (other than payroll accounts), in each case in accordance with the requirements set forth in SECTION 1.8 and ANNEX C of the Credit Agreement;

               (e) Agent shall have received (x) updated SCHEDULES 3.1, 3.2, 3.6, 3.7, 3.8, 3.15, 3.19 and 5.1 to the Credit Agreement and (y) a revised EXHIBIT A-1 updated to include

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Material Contracts, if any, to which SMB is a party, each in form and substance satisfactory to Agent, after giving pro forma effect to the SMB Purchase;

               (f) Agent shall have received a copy of SMB's (i) charter documents and all amendments thereto and (ii) good standing certificates or the foreign equivalent and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date and certified by the applicable authorized Governmental Authority;

               (g) Agent shall have received a copy of SMB's (i) bylaws and all amendments thereto and (ii) resolutions of SMB's Board of Directors and, to the extent required under applicable law, stockholders, approving and authorizing the execution, delivery and performance of the Loan Documents to which SMB is, or will be, a party and the transactions to be consummated in connection therewith, each certified by an authorized officer of SMB (after giving effect to the SMB Purchase) as being in full force and effect without any modification or amendment;

               (h) Agent shall have received a copy of Swissco's (i) bylaws and all amendments thereto and (ii) resolutions of Swissco's Board of Directors and, to the extent required under applicable law, stockholders, approving and authorizing the execution, delivery and performance of the Purchase Agreement and the Loan Documents to which Swissco is, or will be, a party and the transactions to be consummated in connection therewith, each certified by such Swissco's corporate secretary or an assistant secretary (after giving effect to the SMB Purchase) as being in full force and effect without any modification or amendment;

               (i) Agent shall have received a signature and incumbency certificate of the officers of SMB, certified by SMB's corporate secretary or an assistant secretary (after giving effect to the SMB Purchase) as being true, accurate, correct and complete in all respects;

               (j) Agent shall have received executed copies of the Purchase Agreement, together with all amendments thereto, and all documentation delivered in connection therewith, certified by an authorized Director of Swissco to be true and complete and in full force and effect as of the Effective Date;

               (k) Agent shall have received a legal opinion of counsel acceptable to Agent which shall provide (i) that the Loan Documents have been duly authorized, executed and delivered by, and are enforceable against, Swissco and SMB, (ii) that the SMB Purchase was approved by all requisite corporate action by Swissco and (iii) such other opinions as Agent may reasonably request, all in form and substance satisfactory to Agent;

               (l) Agent shall have received a copy of the Assignment of Representations and Warranties, duly executed by an authorized officer of Swissco and acknowledged by NKT;

               (m) Agent shall have received evidence that CT Corporation has been appointed as agent for service of process for SMB.

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               (n)  The SMB Purchase shall have been consummated on or prior to
November 30, 2003.

          3. CONSENT TO IMC AS CREDIT PARTY. As of the Effective Date, Agent and Requisite Lenders hereby agree to permit IMC to become a Credit Party to the Credit Agreement and to cease being an Excluded Subsidiary, PROVIDED, that prior to the date IMC ceases to be an Excluded Subsidiary:

               (a) Agent shall have received in form and substance satisfactory to Agent, (i) a Joinder Agreement, Guaranty and a Security Agreement, and if applicable an Intellectual Property Security Agreement and Pledge Agreement, in each case duly executed by an authorized officer of IMC and (ii) a Pledge Agreement pursuant to which Inverness Medical Inc. ("IMI") pledges one hundred percent (100%) of the issued and outstanding stock of IMC (the "IMC STOCK"), duly executed by an authorized officer of IMI;

               (b) Agent shall have received an original stock certificate representing the IMC Stock, together with stock powers duly executed in blank, pledged by IMI pursuant to the terms of the Pledge Agreement referred to in CLAUSE (a) above;

               (c) Agent shall have received evidence satisfactory to Agent that Agent (for the benefit of itself and Lenders) has a valid and perfected first priority security interest in the IMC Stock and all of the Collateral (subject to Permitted Encumbrances) owned by IMC to secure all of the Obligations, including such documents duly executed by IMC as Agent may request in order to perfect its security interests in such Collateral;

               (d) Borrowers shall obtain and deliver to Agent landlord waivers, in form and substance reasonably satisfactory to Agent, duly executed and delivered by the lessors of the properties leased by IMC; if any;

               (e) Agent shall have received tri-party blocked account agreements, in form and substance reasonably satisfactory to Agent, duly executed and delivered by IMC and each bank where IMC has established a deposit or disbursement account (other than payroll accounts), in accordance with the requirements set forth in SECTION 1.8 and ANNEX C of the Credit Agreement;

               (f) Agent shall have received (x) updated SCHEDULES 3.1, 3.2, 3.6, 3.7, 3.8, 3.15, 3.19 and 5.1 to the Credit Agreement and (y) a revised EXHIBIT A-1 updated to include Material Contracts, if any, to which IMC is a party, each in form and substance satisfactory to Agent and Requisite Lenders, after giving pro forma effect to IMC becoming a Credit Party;

               (g) Agent shall have received a copy of IMC's (i) charter documents and all amendments thereto, (ii) good standing certificate in its jurisdiction of incorporation and (iii) good standing certificates or the foreign equivalent and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date and certified by the applicable authorized Governmental Authority;

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               (h)  Agent shall have received a copy of IMC's (i) bylaws and all amendments thereto and (ii) resolutions of IMC's Board of Directors and, to the extent required under applicable law, stockholders, approving and authorizing the execution, delivery and performance of the Loan Documents to which IMC is, or will be, a party and the transactions to be consummated in connection therewith, each certified by IMC's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment;

               (i) Agent shall have received a copy of IMI's (i) bylaws and all amendments thereto and (ii) resolutions of IMI's Board of Directors and, to the extent required under applicable law, stockholders, approving and authorizing the execution, delivery and performance of the Loan Documents to which IMI is, or will be, a party and the transactions to be consummated in connection therewith, each certified by IMI's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment;

               (j) Agent shall have received a signature and incumbency certificate of the officers of IMC, certified by IMC's corporate secretary or an assistant secretary as being true, accurate, correct and complete in all respects;

               (k) Agent shall have received a legal opinion of counsel acceptable to Agent which shall provide (i) that the Loan Documents have been duly authorized, executed and delivered by, and are enforceable against, IMC and IMI, (ii) that Agent shall have a perfected Lien on the Collateral granted under the Loan Documents referred to in SECTION 3(a) above, and (iii) such other opinions as Agent may reasonably request, all in form and substance satisfactory to Agent;

               (l) Agent shall have received evidenced that CT Corporation has been appointed as agent for service of process for IMC.

               (m) The IMC Transaction shall have been consummated on or prior to November 30, 2003.

          4. AMENDMENT TO CREDIT AGREEMENT. After the Effective Date and upon satisfaction of all the conditions set forth in SECTION 3 above, the definition of "EXCLUDED US SUBSIDIARIES" in Annex A of the Credit Agreement shall be amended by deleting clause (d) thereto and re-lettering clause (e) as clause
(d).

          5. REPRESENTATIONS AND WARRANTIES. To induce Agent and Requisite Lenders to enter into this Amendment, the Credit Parties hereby, jointly and severally, represent and warrant that:

               (a) The execution, delivery and performance by SMB, IMC and each Credit Party of the Purchase Agreement and any Loan Documents to which it is or will be a party and the creation of all Liens provided for therein: (i) are within such Person's corporate, company or partnership power; (ii) have been (or will be prior to execution thereof) duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person's charter, bylaws or equivalent constitutive documents or partnership or operating agreement, as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict

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with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person; and (vii) do not require the consent or approval of any Governmental Authority or any other Person except those which will have been duly obtained, made or complied with prior to the Effective Date.

               (b) This Amendment has been duly executed and delivered by or on behalf of each of the Credit Parties.

               (c) This Amendment constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against each of them in accordance with its terms. (d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

               (e) No action, claim or proceeding is now pending or, to the knowledge of any Credit Party, threatened against such Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any foreign, federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Credit Party's right or power to enter into or perform any of its obligations under this Amendment, the Purchase Agreement, the Credit Agreement and the other Loan Documents to which it is or will be, a party, or the validity or enforceability of this Amendment, the Purchase Agreement, the Credit Agreement or any Loan Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to any Credit Party and that, if so determined, could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.

               (f) The representations and warranties of SMB, IMC and the Credit Parties contained in the Purchase Agreement, the Credit Agreement and each other Loan Document shall be true and correct in all material respects on and as of (i) the Effective Date and (ii) the date the SMB Purchase is consummated (both before and after giving effect to the SMB Purchase), and (iii) the date IMC becomes a Credit Party (both before and after giving effect thereto), in each case, with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

               (g) No information contained in the Purchase Agreement or any document furnished in connection with the Purchase Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

          6.   NO OTHER AMENDMENTS/WAIVERS. Except as expressly provided herein,
(a) the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (b) this Amendment shall not be deemed a waiver of any term or

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condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          7. OUTSTANDING INDEBTEDNESS; WAIVER OF CLAIMS. Each of Borrowers and other Credit Parties hereby acknowledges and agrees that as of November 13, 2003, (a) the aggregate outstanding principal amount of the European Revolving Loan is $ 23,111,203.56, (b) the aggregate outstanding principal amount of US Revolving Loan is $16,898,797.30, (c) the aggregate outstanding principal amount of the US Term A Loan is $35,075,000, (d) the aggregate outstanding principal amount of the US Term B Loan is $40,000,000, and (e) the aggregate outstanding principal amount of the European Term Loan is $9,900,000, and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrowers and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, "CLAIMS"), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Effective Date, PROVIDED, that no Borrower nor any other Credit Party waives any Claim solely to the extent such Claim relates to Agent's or any Lender's gross negligence or willful misconduct.

          8. EXPENSES. Borrowers hereby reconfirm their obligations pursuant to SECTION 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

          9. EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "EFFECTIVE DATE") only upon satisfaction in full in the judgment of Agent of each of the following conditions:

               (a) AMENDMENT. Agent shall have received six (6) original signature pages to this Amendment, duly executed and delivered by Agent, Requisite Lenders and each of the Credit Parties.

               (b) PAYMENT OF EXPENSES. Borrowers shall have paid to Agent all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

               (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of or on behalf of each of the Credit Parties in this Amendment shall be true and correct on and as of the Effective Date.

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          10.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          11. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          12. CONSENT TO AMENDMENT TO SCHEDULES TO CREDIT AGREEMENT. Each of the Requisite Lenders hereby consents to the amendments to the Schedules to the Credit Agreement referred to in SECTION 2(e) and SECTION 3(f) of this Amendment.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                              BORROWERS


                              WAMPOLE LABORATORIES, INC.
                              INVERNESS MEDICAL (UK) HOLDINGS
                              LIMITED


                              By: /s/ Anthony J. Bernardo
                                  -----------------------------------------
                              Name: Anthony J. Bernardo
                              Title: Duly Authorized Signatory

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                              AGENT AND LENDERS


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Agent and Lender


                              By: /s/ Illegible
                                  -----------------------------------------
                                      Duly Authorized Signatory


                              MERRILL LYNCH CAPITAL, a division of
                              Merrill Lynch Business Financial Services Inc., as Co-Syndication Agent, Documentation Agent and Lender


                              By: /s/ Illegible
                                  -----------------------------------------
                                      Duly Authorized Signatory


                              UBS SECURITIES LLC, as Co-Syndication Agent


                              By: /s/ Illegible
                                  -----------------------------------------
                                      Duly Authorized Signatory


                              By: /s/ Oliver O. Trumbo II, Director
                                  -----------------------------------------
                                      Duly Authorized Signatory


                              UBS AG, CAYMAN ISLANDS BRANCH, as a Lender


                              By: /s/ Wilfred V. Saint, Associate Director
                                  -----------------------------------------
                              Banking Products Services US
                              ---------------------------------------------
                                      Duly Authorized Signatory


                              By: /s/ Thomas R. Salzano, Director Banking
                                  -----------------------------------------
                              Product Services, US
                              ---------------------------------------------
                                      Duly Authorized Signatory

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          The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.


                              INVERNESS MEDICAL INNOVATIONS, INC.
                              INVERNESS MEDICAL, INC.
                              UNIPATH DIAGNOSTICS, INC.
                              UNIPATH ONLINE, INC.
                              OSTEX INTERNATIONAL, INC.
                              INVERNESS MEDICAL INTERNATIONAL
                              HOLDING CORP.
                              INVERNESS MEDICAL INTERNATIONAL
                              HOLDING CORP. II
                              UNIPATH LIMITED
                              APPLIED BIOTECH, INC.
                              FOREFRONT DIAGNOSTICS, INC.
                              MORPHEUS ACQUISITION CORP.
                              MORPHEUS ACQUISITION LLC


                              By: /s/Anthony J. Bernardo
                                  -----------------------------------------
                              Name: Anthony J. Bernardo
                              Title: Duly Authorized Signatory


                              ORGENICS INTERNATIONAL HOLDINGS BV
                              INVERNESS MEDICAL SWITZERLAND LTD
                              LIAB. CO
                              UNIPATH DIAGNOSTICS GMBH
                              CAMBRIDGE DIAGNOSTICS IRELAND
                              LIMITED
                              PREGYMED GMBH


                              By: /s/Paul T. Hempel
                                  -----------------------------------------
                              Name: Paul T. Hempel
                              Title: Duly Authorized Signatory


                              SELFCARE TECHNOLOGY, INC.


                              By: /s/Duane L. James
                                  -----------------------------------------
                              Name:  Duane L. James
                              Title: Duly Authorized Signatory